Exhibit 10.1

EXHIBIT 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-12592) and Form S-8 (No. 333-103491) of Unilever N.V. and Unilever PLC, of our report dated 4 March 2003 relating to the 2002 financial statements, which appears in this Form 20-F.

PricewaterhouseCoopers Accountants N.V.
Rotterdam, The Netherlands

As auditors of Unilever N.V.

PricewaterhouseCoopers LLP
Chartered Accountants and Registered Auditors
London, England

As auditors of Unilever PLC

18 March 2003